Exhibit 99.2
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
4th Quarter and Year Ended December 31, 2009

Investor Contact:	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.
Keith Lennox
Phone: (646) 794-0750
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; investigations of market practices and related settlement terms; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions including those related to the ongoing financial crisis; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•	Allied World Assurance Company Holdings, Ltd, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 29 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		YEAR ENDED		Previous		Previous
		DECEMBER 31,		DECEMBER 31,		Quarter		Year to Date
		2009	2008	2009	2008	Change		Change

HIGHLIGHTS
	Gross premiums written	$322,129	$310,945	$1,696,345	$1,445,584	3.6%		17.3%
	Net premiums written	233,694	226,503	1,321,125	1,107,228	3.2%		19.3%
	Net premiums earned	330,481	302,984	1,316,892	1,116,905	9.1%		17.9%
	Net investment income	73,252	82,583	300,675	308,775	(11.3%)		(2.6%)
	Net income	161,255	19,852	606,887	183,635	712.3%		230.5%
	Operating income	131,920	141,129	537,726	455,065	(6.5%)		18.2%
	Total investments and cash & cash equivalents	7,536,014	6,863,397	7,536,014	6,863,397	9.8%		9.8%
	Total assets	9,597,483	9,022,480	9,597,483	9,022,480	6.4%		6.4%
	Total shareholders’ equity	3,213,295	2,416,862	3,213,295	2,416,862	33.0%		33.0%
	Cash flows from operating activities	100,990	147,069	668,189	656,943	(31.3%)		1.7%

PER SHARE AND SHARE DATA
	Basic earnings per share
	Net income	$3.25	$0.40	$12.26	$3.75	712.5%		226.9%
	Operating income	$2.66	$2.88	$10.86	$9.30	(7.6%)		16.8%
	Diluted earnings per share
	Net income	$3.05	$0.39	$11.67	$3.59	682.1%		225.1%
	Operating income	$2.49	$2.80	$10.34	$8.90	(11.1%)		16.3%
	Weighted average common shares outstanding
	Basic	49,662,575	49,028,249	49,503,438	48,936,912
	Diluted	52,880,733	50,366,814	51,992,674	51,147,215
	Book value per share	$64.61	$49.29	$64.61	$49.29	31.1%		31.1%
	Diluted book value per share	$59.56	$46.05	$59.56	$46.05	29.3%		29.3%

FINANCIAL RATIOS
	Annualized return on average equity (ROAE), net income	21.7%	3.4%	22.6%	8.3%	18.3	pts	14.3	pts
	Annualized ROAE, operating income	17.7%	24.5%	20.0%	20.6%	(6.8)	pts	(0.6)	pts
	Annualized investment book yield	4.0%	4.6%	4.2%	4.7%	(0.6)	pts	(0.5)	pts

	Loss and loss expense ratio	42.8%	47.4%	45.9%	57.4%	(4.6)	pts	(11.5)	pts
	Acquisition cost ratio	11.5%	10.2%	11.3%	10.1%	1.3	pts	1.2	pts
	General and administrative expense ratio	21.9%	18.3%	18.9%	16.6%	3.6	pts	2.3	pts

	Expense ratio	33.4%	28.5%	30.2%	26.7%	4.9	pts	3.5	pts

	Combined ratio	76.2%	75.9%	76.1%	84.1%	0.3	pts	(8.0)	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	DECEMBER 31, 2009	SEPTEMBER 30, 2009	JUNE 30, 2009	MARCH 31, 2009	DECEMBER 31, 2008
Revenues
Gross premiums written	$322,129	$401,837	$492,782	$479,597	$310,945
Net premiums written	$233,694	$320,956	$361,438	$405,038	$226,503

Net premiums earned	$330,481	$328,771	$333,668	$323,972	$302,984
Net investment income	73,252	73,032	76,537	77,854	82,583
Net realized investment gains (losses)	37,796	46,861	5,093	36,602	(19,454)
Net impairment charges recognized in earnings	(187)	(1,953)	(5,474)	(41,963)	(100,593)
Other income	373	298	369	466	746

Total revenues	$441,715	$447,009	$410,193	$396,931	$266,266

Expenses
Net losses and loss expenses:
Current year	$219,065	$209,971	$214,334	$208,683	$233,789
Prior years	(77,662)	(73,530)	(36,615)	(60,186)	(90,258)

Total net losses and loss expenses	$141,403	$136,441	$177,719	$148,497	$143,531
Acquisition costs	38,126	36,630	36,963	37,129	30,849
General and administrative expenses	72,212	57,521	61,495	57,365	55,405
Amortization and impairment of intangible assets	7,856	1,065	1,065	1,065	710
Interest expense	9,527	9,523	9,522	10,447	10,205
Foreign exchange loss (gain)	1,408	(273)	(1,222)	835	1,230

Total expenses	$270,532	$240,907	$285,542	$255,338	$241,930

Income before income taxes	$171,183	$206,102	$124,651	$141,593	$24,336
Income tax expense	9,928	5,548	10,981	10,185	4,484

Net income	$161,255	$200,554	$113,670	$131,408	$19,852

GAAP Ratios
Loss and loss expense ratio	42.8%	41.5%	53.3%	45.8%	47.4%
Acquisition cost ratio	11.5%	11.1%	11.1%	11.5%	10.2%
General and administrative expense ratio	21.9%	17.5%	18.4%	17.7%	18.3%

Expense ratio	33.4%	28.6%	29.5%	29.2%	28.5%

Combined ratio	76.2%	70.1%	82.8%	75.0%	75.9%

Per Share Data
Basic earnings per share
Net income	$3.25	$4.05	$2.30	$2.67	$0.40
Operating income	$2.66	$3.13	$2.28	$2.79	$2.88
Diluted earnings per share
Net income	$3.05	$3.83	$2.22	$2.57	$0.39
Operating income	$2.49	$2.97	$2.20	$2.69	$2.80

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR TO DATE

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009	DECEMBER 31, 2008
Revenues
Gross premiums written	$1,696,345	$1,445,584
Net premiums written	1,321,125	1,107,228

Net premiums earned	$1,316,892	$1,116,905
Net investment income	300,675	308,775
Net realized investment gains (losses)	126,352	(59,954)
Net impairment charges recognized in earnings	(49,577)	(212,897)
Other income	1,506	746

Total revenues	$1,695,848	$1,153,575

Expenses
Net losses and loss expenses:
Current year	$852,053	$921,217
Prior years	(247,993)	(280,095)

Total net losses and loss expenses	604,060	641,122
Acquisition costs	148,847	112,569
General and administrative expenses	248,592	185,850
Amortization and impairment of intangible assets	11,051	710
Interest expense	39,019	38,743
Foreign exchange loss (gain)	748	(1,421)

Total expenses	$1,052,317	$977,573

Income before income taxes	$643,531	$176,002
Income tax expense (recovery)	36,644	(7,633)

Net income	$606,887	$183,635

GAAP Ratios
Loss and loss expense ratio	45.9%	57.4%
Acquisition cost ratio	11.3%	10.1%
General and administrative expense ratio	18.9%	16.6%

Expense ratio	30.2%	26.7%

Combined ratio	76.1%	84.1%

Per Share Data
Basic earnings per share
Net income	$12.26	$3.75
Operating income	$10.86	$9.30
Diluted earnings per share
Net income	$11.67	$3.59
Operating income	$10.34	$8.90

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED DECEMBER 31, 2009	THREE MONTHS ENDED DECEMBER 31, 2008

Gross Premiums Written = $322,129	Gross Premiums Written = $310,945

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED DECEMBER 31, 2009	THREE MONTHS ENDED DECEMBER 31, 2008

Gross Premiums Written = $322,129	Gross Premiums Written = $310,945

*	Excludes general casualty reinsurance negative gross premiums written of $7,643 caused by downward premium adjustments on estimated premiums.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008

Gross Premiums Written = $1,696,345	Gross Premiums Written = $1,445,584

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008

Gross Premiums Written = $1,696,345	Gross Premiums Written = $1,445,584

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2009

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$169,116	$130,272	$22,741	$322,129
Net premiums written	$123,155	$87,827	$22,712	$233,694
Net premiums earned	$119,641	$92,464	$118,376	$330,481
Other income	$373	$—	$—	$373

Total revenues	$120,014	$92,464	$118,376	$330,854

Expenses
Net losses and loss expenses:
Current year	$83,047	$65,792	$70,226	$219,065
Prior years	(14,774)	(49,325)	(13,563)	(77,662)

Total net losses and loss expenses	$68,273	$16,467	$56,663	$141,403
Acquisition costs	15,806	(501)	22,821	38,126
General and administrative expenses	32,474	25,791	13,947	72,212

Total expenses	$116,553	$41,757	$93,431	$251,741

Underwriting income	$3,461	$50,707	$24,945	$79,113

Net investment income				73,252
Net realized investment gains				37,796
Net impairment charges recognized in earnings				(187)
Amortization and impairment of intangible assets				(7,856)
Interest expense				(9,527)
Foreign exchange loss				(1,408)

Income before income taxes				$171,183

GAAP Ratios
Loss and loss expense ratio	57.1%	17.8%	47.9%	42.8%
Acquisition cost ratio	13.2%	(0.5%)	19.3%	11.5%
General and administrative expense ratio	27.1%	27.9%	11.8%	21.9%

Expense ratio	40.3%	27.4%	31.1%	33.4%

Combined ratio	97.4%	45.2%	79.0%	76.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2008

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$153,671	$147,025	$10,249	$310,945
Net premiums written	$108,541	$107,833	$10,129	$226,503
Net premiums earned	$86,060	$115,434	$101,490	$302,984
Other income	$746	$—	$—	$746

Total revenues	$86,806	$115,434	$101,490	$303,730

Expenses
Net losses and loss expenses:
Current year	$60,046	$101,015	$72,728	$233,789
Prior years	(25,474)	(53,879)	(10,905)	(90,258)

Total net losses and loss expenses	$34,572	$47,136	$61,823	$143,531
Acquisition costs	9,363	1,525	19,961	30,849
General and administrative expenses	27,359	16,399	11,647	55,405

Total expenses	$71,294	$65,060	$93,431	$229,785

Underwriting income	$15,512	$50,374	$8,059	$73,945

Net investment income				82,583
Net realized investment losses				(19,454)
Net impairment charges recognized in earnings				(100,593)
Amortization and impairment of intangible assets				(710)
Interest expense				(10,205)
Foreign exchange loss				(1,230)

Income before income taxes				$24,336

GAAP Ratios
Loss and loss expense ratio	40.2%	40.8%	60.9%	47.4%
Acquisition cost ratio	10.9%	1.3%	19.7%	10.2%
General and administrative expense ratio	31.8%	14.2%	11.5%	18.3%

Expense ratio	42.7%	15.5%	31.2%	28.5%

Combined ratio	82.9%	56.3%	92.1%	75.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE YEAR ENDED DECEMBER 31, 2009

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$674,826	$555,944	$465,575	$1,696,345
Net premiums written	$493,067	$362,893	$465,165	$1,321,125
Net premiums earned	$447,491	$413,170	$456,231	$1,316,892
Other income	$1,506	$—	$—	$1,506

Total revenues	$448,997	$413,170	$456,231	$1,318,398

Expenses
Net losses and loss expenses:
Current year	$281,787	$297,518	$272,748	$852,053
Prior years	(70,424)	(139,456)	(38,113)	(247,993)

Total net losses and loss expenses	$211,363	$158,062	$234,635	$604,060
Acquisition costs	58,114	2,742	87,991	148,847
General and administrative expenses	115,797	84,390	48,405	248,592

Total expenses	$385,274	$245,194	$371,031	$1,001,499

Underwriting income	$63,723	$167,976	$85,200	$316,899

Net investment income				300,675
Net realized investment gains				126,352
Net impairment charges recognized in earnings				(49,577)
Amortization and impairment of intangible assets				(11,051)
Interest expense				(39,019)
Foreign exchange loss				(748)

Income before income taxes				$643,531

GAAP Ratios
Loss and loss expense ratio	47.2%	38.3%	51.4%	45.9%
Acquisition cost ratio	13.0%	0.7%	19.3%	11.3%
General and administrative expense ratio	25.9%	20.4%	10.6%	18.9%

Expense ratio	38.9%	21.1%	29.9%	30.2%

Combined ratio	86.1%	59.4%	81.3%	76.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE YEAR ENDED DECEMBER 31, 2008

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$319,985	$695,459	$430,140	$1,445,584
Net premiums written	$212,978	$465,869	$428,381	$1,107,228
Net premiums earned	$179,818	$472,550	$464,537	$1,116,905
Other income	$746	$—	$—	$746

Total revenues	$180,564	$472,550	$464,537	$1,117,651

Expenses
Net losses and loss expenses:
Current year	$139,810	$457,208	$324,199	$921,217
Prior years	(36,447)	(168,588)	(75,060)	(280,095)

Total net losses and loss expenses	$103,363	$288,620	$249,139	$641,122
Acquisition costs	17,832	3,774	90,963	112,569
General and administrative expenses	66,810	75,490	43,550	185,850

Total expenses	$188,005	$367,884	$383,652	$939,541

Underwriting (loss) income	$(7,441)	$104,666	$80,885	$178,110

Net investment income				308,775
Net realized investment losses				(59,954)
Net impairment charges recognized in earnings				(212,897)
Amortization and impairment of intangible assets				(710)
Interest expense				(38,743)
Foreign exchange gain				1,421

Income before income taxes				$176,002

GAAP Ratios
Loss and loss expense ratio	57.5%	61.1%	53.6%	57.4%
Acquisition cost ratio	9.9%	0.8%	19.6%	10.1%
General and administrative expense ratio	37.2%	16.0%	9.4%	16.6%

Expense ratio	47.1%	16.8%	29.0%	26.7%

Combined ratio	104.6%	77.9%	82.6%	84.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONDENSED CONSOLIDATED BALANCE SHEETS

	DECEMBER 31, 2009	DECEMBER 31, 2008

ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2009: $4,260,844; 2008: $5,872,031)	$4,427,072	$6,032,029
Fixed maturity investments trading, at fair value	2,544,322	—
Other invested assets trading, at fair value	184,869	69,902
Other invested assets available for sale, at fair value (cost: 2009: nil; 2008: $89,229)	—	55,199

Total investments	7,156,263	6,157,130
Cash and cash equivalents	379,751	706,267
Securities lending collateral	—	171,026
Insurance balances receivable	395,621	347,941
Prepaid reinsurance	186,610	192,582
Reinsurance recoverable	919,991	888,314
Accrued investment income	53,046	50,671
Deferred acquisition costs	87,821	86,181
Goodwill	268,376	268,532
Intangible assets	60,359	71,410
Net balances on purchases and sales of investments	184	12,371
Net deferred tax assets	21,895	22,452
Other assets	67,566	47,603

TOTAL ASSETS	$9,597,483	$9,022,480

LIABILITIES
Reserve for losses and loss expenses	$4,761,772	$4,576,828
Unearned premiums	928,619	930,358
Reinsurance balances payable	102,837	95,129
Securities lending payable	—	177,010
Syndicated loan	—	243,750
Senior notes	498,919	498,796
Accounts payable and accrued liabilities	92,041	83,747

TOTAL LIABILITIES	$6,384,188	$6,605,618

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share:
issued and outstanding 2009: 49,734,487; 2008: 49,036,159 shares	$1,492	$1,471
Additional paid-in capital	1,359,934	1,314,785
Retained earnings	1,702,020	994,974
Accumulated other comprehensive income:
net unrealized gains on investments, net of tax	149,849	105,632

TOTAL SHAREHOLDERS’ EQUITY	$3,213,295	$2,416,862

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$9,597,483	$9,022,480

Book value per share	$64.61	$49.29
Diluted book value per share	$59.56	$46.05

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	DECEMBER 31, 2009		SEPTEMBER 30, 2009		JUNE 30, 2009		MARCH 31, 2009		DECEMBER 31, 2008
	FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET
	VALUE		VALUE		VALUE		VALUE		VALUE

MARKET VALUE
Fixed maturities available for sale	$4,427,072	58.7%	$5,673,793	75.1%	$6,286,561	87.6%	$5,808,176	86.5%	$6,032,029	87.9%
Fixed maturities trading	2,544,322	33.8%	1,372,287	18.2%	233,583	3.2%	—	—	—	—
Other invested assets trading	184,869	2.5%	162,125	2.1%	132,694	1.8%	139,199	2.1%	69,902	1.0%
Other invested assets available for sale	—	—	—		4	0.0%	58,305	0.9%	55,199	0.8%
Cash and cash equivalents	379,751	5.0%	345,954	4.6%	534,742	7.4%	704,419	10.5%	706,267	10.3%

Total	$7,536,014	100.0%	$7,554,159	100.0%	$7,187,584	100.0%	$6,710,099	100.0%	$6,863,397	100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$1,378,565	18.3%	$1,364,043	18.1%	$1,514,542	21.1%	$1,474,343	22.0%	$1,770,235	25.8%
Non-U.S. government securities	511,001	6.8%	454,676	6.0%	384,531	5.3%	297,258	4.4%	280,156	4.1%
Corporate securities	2,584,585	34.3%	2,410,484	31.9%	2,129,275	29.6%	1,643,561	24.5%	1,361,970	19.8%
State, municipalities and political subdivisions	243,218	3.2%	323,916	4.3%	343,382	4.8%	374,504	5.6%	369,619	5.4%
Mortgage-backed securities	1,721,254	22.8%	2,043,514	27.1%	1,918,539	26.7%	1,843,933	27.5%	2,089,937	30.5%
Asset-backed securities	532,771	7.1%	449,447	5.9%	229,875	3.2%	174,577	2.5%	160,112	2.3%
Fixed income sub-total	6,971,394	92.5%	7,046,080	93.3%	6,520,144	90.7%	5,808,176	86.5%	6,032,029	87.9%
Global high-yield bond fund	—	—	—	0.0%	4	0.0%	58,305	0.9%	55,199	0.8%
Hedge funds	184,725	2.5%	161,840	2.1%	132,560	1.8%	120,708	1.8%	48,573	0.7%
Equity securities	144	0.0%	285	0.0%	134	0.0%	18,491	0.3%	21,329	0.3%
Cash & cash equivalents	379,751	5.0%	345,954	4.6%	534,742	7.5%	704,419	10.5%	706,267	10.3%

Total	$7,536,014	100.0%	$7,554,159	100.0%	$7,187,584	100.0%	$6,710,099	100.0%	$6,863,397	100.0%

FIXED INCOME CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$1,378,565	19.8%	$1,364,043	19.4%	$1,514,542	23.2%	$1,474,343	25.4%	$1,770,235	29.3%
AAA/Aaa	3,076,133	44.1%	3,314,343	47.0%	3,081,380	47.3%	2,734,874	47.1%	3,244,639	53.8%
AA/Aa	684,291	9.8%	571,871	8.1%	465,556	7.1%	444,081	7.6%	166,244	2.8%
A/A	1,347,557	19.3%	1,323,415	18.8%	1,159,173	17.8%	882,140	15.2%	685,461	11.4%
BBB/Baa	318,253	4.6%	324,007	4.6%	283,552	4.4%	265,541	4.6%	156,132	2.6%
BB	34,843	0.5%	29,082	0.4%	1,499	0.0%	3,709	0.1%	8,350	0.1%
B/B	24,393	0.4%	29,248	0.4%	11,395	0.2%	2,172	0.0%	969	0.0%
CCC+ and below	107,359	1.5%	90,071	1.3%	3,047	0.0%	1,316	0.0%	—	0.0%

Total	$6,971,394	100.0%	$7,046,080	100.0%	$6,520,144	100.0%	$5,808,176	100.0%	$6,032,030	100.0%

STATISTICS
Annualized book yield, year to date	4.2%		4.3%		4.4%		4.6%		4.7%
Duration	3.0 years		3.2 years		3.0 years		2.8 years		3.3 years
Average credit quality (S&P)	AA		AA		AA+		AA+		AA+

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
DECEMBER 31, 2009

	FAIR MARKET VALUE	AVERAGE RATING	PORTFOLIO PERCENTAGE
Cash & cash equivalents	$379,751	AAA	5.0%
U.S. government securities	820,756	AAA	10.9%
U.S. government agencies	557,809	AAA	7.4%
Non-U.S. government securities	511,001	AAA	6.8%
Mortgage-backed securities:
Agency MBS	876,297	AAA	11.6%
Non-agency RMBS	237,021	AA	3.1%
Non-agency RMBS — Non investment grade strategy	184,867	B+	2.5%
CMBS	423,069	AAA	5.6%
Total mortgage-backed securities	1,721,254		22.8%
Corporate securities:
Financials	1,300,461	AA-	17.3%
Industrials	1,117,938	A	14.8%
Utilities	166,186	BBB+	2.2%
Total corporate securities	2,584,585		34.3%
Asset-backed securities
Credit cards	80,466	AAA	1.1%
Auto receivables	163,897	AAA	2.2%
Other	155,157	AAA	2.0%
Collateralized loan obligations	133,251	AAA	1.8%
Total asset-backed securities	532,771		7.1%

State, municipalities and political subdivisions	243,218	AA+	3.2%
Hedge Funds	184,725	N/A	2.5%
Equities	144	N/A	0.0%

Total Investment Portfolio	$7,536,014		100.0%

TOP 10 CORPORATE EXPOSURES

CORPORATE	FAIR MARKET VALUE	PORTFOLIO PERCENTAGE
Bank of America Corp	$88,239	1.2%
Wells Fargo & Co	87,317	1.2%
Verizon Communications Inc	86,839	1.2%
JPMorgan Chase & Co	78,806	1.0%
Citigroup Inc	64,166	0.9%
Morgan Stanley	59,521	0.8%
AT&T Inc	57,071	0.8%
HSBC Holdings PLC	54,237	0.7%
France Telecom SA	51,490	0.7%
JC Flowers & Co LLC	45,200	0.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
DECEMBER 31, 2009
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
NON INVESTMENT GRADE STRATEGY

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**

2007	$—	$—	$—	$8,211	$—	$—	$47,623	$—	$2,538	$58,372	29.1%
2006	—	11,369	2,308	661	10,174	22,014	37,638	—	—	84,164	25.2%
2005 and prior	15,481	—	325	2,498	7,115	490	16,422	—	—	42,331	27.7%

Total*	$15,481	$11,369	$2,633	$11,370	$17,289	$22,504	$101,683	$—	$2,538	$184,867	27.0%

*	Included in the above is fair value of $4.4 million of subprime mortgages with an average rating of BB+.
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
CORE FIXED INCOME ACCOUNT

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**

2007	$1,130	$—	$27	$—	$1,307	$—	$1,288	$—	$—	$3,752	6.7%
2006	32,387	—	10,353	—	274	1,888	—	597	—	45,499	17.2%
2005 and prior	149,221	3,396	2,931	14,994	15,973	—	1,255	—	—	187,770	10.0%

Total*	$182,738	$3,396	$13,311	$14,994	$17,554	$1,888	$2,543	$597	$—	$237,021	11.3%

*	Included in the above is fair value of $0.2 million of subprime mortgages with an average rating of AAA.
COMMERCIAL MORTGAGE BACKED SECURITIES DETAIL

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**

2006	$93,119	$—	$—	$190	$—	$—	$—	$—	$—	$93,309	30.4%
2005 and prior	294,262	35,047	451	—	—	—	—	—	—	329,760	25.7%

Total	$387,381	$35,047	$451	$190	$—	$—	$—	$—	$—	$423,069	26.8%

**	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT DECEMBER 31, 2009
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL

Case reserves (net of reinsurance recoverable)	$183,376	$388,882	$313,239	$885,497
IBNR (net of reinsurance recoverable)	718,492	1,401,231	836,561	2,956,284

Total	$901,868	$1,790,113	$1,149,800	$3,841,781

IBNR/Total reserves (net of reinsurance recoverable)	79.7%	78.3%	72.8%	77.0%

	AT DECEMBER 31, 2008
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL

Case reserves (net of reinsurance recoverable)	$160,807	$385,323	$255,985	$802,115
IBNR (net of reinsurance recoverable)	658,554	1,411,707	816,138	2,886,399

Total	$819,361	$1,797,030	$1,072,123	$3,688,514

IBNR/Total reserves (net of reinsurance recoverable)	80.4%	78.6%	76.1%	78.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,	MARCH 31,	DECEMBER 31,
	2009	2009	2009	2009	2008

Senior notes	$498,919	$498,888	$498,857	$498,826	$498,796
Syndicated loan	—	—	—	—	243,750
Shareholders’ equity	3,213,295	3,078,894	2,741,427	2,491,860	2,416,862

Total capitalization	$3,712,214	$3,577,782	$3,240,284	$2,990,686	$3,159,408

Leverage ratios
Debt to total capitalization	13.4%	13.9%	15.4%	16.7%	23.5%

Closing shareholders’ equity	$3,213,295	$3,078,894	$2,741,427	$2,491,860	$2,416,862
Add/deduct: accumulated other comprehensive income	(149,849)	(185,043)	(48,669)	(48,204)	(105,632)

Adjusted shareholders’ equity	$3,063,446	$2,893,851	$2,692,758	$2,443,656	$2,311,230

Net premiums written (trailing 12 months)	$1,321,125	$1,313,935	$1,226,882	$1,185,694	$1,107,228
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.43	0.45	0.46	0.49	0.48

Total investments and cash & cash equivalents	$7,536,014	$7,554,159	$7,187,584	$6,710,099	$6,863,397
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.46	2.61	2.67	2.75	2.97

Reserve for losses and loss expenses	$4,761,772	$4,749,602	$4,713,727	$4,603,078	$4,576,828
Deduct: reinsurance recoverable	(919,991)	(913,964)	(909,716)	(880,390)	(888,314)

Net reserve for losses and loss expenses	$3,841,781	$3,835,638	$3,804,011	$3,722,688	$3,688,514
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.25	1.33	1.41	1.52	1.60

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	DECEMBER 31, 2009	SEPTEMBER 30, 2009	JUNE 30, 2009	MARCH 31, 2009	DECEMBER 31, 2008

Net income	$161,255	$200,554	$113,670	$131,408	$19,852
Add:
Net realized investment (gains) losses	(37,796)	(46,861)	(5,093)	(36,602)	19,454
Net impairment charges in earnings	187	1,953	5,474	41,963	100,593
Impairment of intangible assets	6,866	—	—	—	—
Foreign exchange loss (gain)	1,408	(273)	(1,222)	835	1,230

Operating income	$131,920	$155,373	$112,829	$137,604	$141,129

Weighted average common shares outstanding
Basic	49,662,575	49,574,266	49,523,459	49,248,118	49,028,249
Diluted	52,880,733	52,345,913	51,257,887	51,120,049	50,366,814

Basic per share data
Net income	$3.25	$4.05	$2.30	$2.67	$0.40
Add:
Net realized investment (gains) losses	(0.76)	(0.95)	(0.10)	(0.74)	0.40
Net impairment charges in earnings	—	0.04	0.11	0.85	2.05
Impairment of intangible assets	0.14	—	—	—	—
Foreign exchange loss (gain)	0.03	(0.01)	(0.03)	0.01	0.03

Operating income	$2.66	$3.13	$2.28	$2.79	$2.88

Diluted per share data
Net income	$3.05	$3.83	$2.22	$2.57	$0.39
Add:
Net realized investment (gains) losses	(0.72)	(0.89)	(0.10)	(0.71)	0.39
Net impairment charges in earnings	—	0.04	0.11	0.82	2.00
Impairment of intangible assets	0.13	—	—	—	—
Foreign exchange loss (gain)	0.03	(0.01)	(0.03)	0.01	0.02

Operating income	$2.49	$2.97	$2.20	$2.69	$2.80

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009	DECEMBER 31, 2008

Net income	$606,887	$183,635
Add:
Net realized investment (gains) losses	(126,352)	59,954
Net impairment charges in earnings	49,577	212,897
Impairment of intangible assets	6,866	—
Foreign exchange loss (gain)	748	(1,421)

Operating income	$537,726	$455,065

Weighted average common shares outstanding
Basic	49,503,438	48,936,912
Diluted	51,992,674	51,147,215

Basic per share data
Net income	$12.26	$3.75
Add:
Net realized investment (gains) losses	(2.55)	1.23
Net impairment charges in earnings	1.00	4.35
Impairment of intangible assets	0.14	—
Foreign exchange loss (gain)	0.01	(0.03)

Operating income	$10.86	$9.30

Diluted per share data
Net income	$11.67	$3.59
Add:
Net realized investment (gains) losses	(2.43)	1.17
Net impairment charges in earnings	0.96	4.16
Impairment of intangible assets	0.13	—
Foreign exchange loss (gain)	0.01	(0.02)

Operating income	$10.34	$8.90

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	DECEMBER 31, 2009	SEPTEMBER 30, 2009	JUNE 30, 2009	MARCH 31, 2009	DECEMBER 31, 2008

Opening shareholders’ equity	$3,078,894	$2,741,427	$2,491,860	$2,416,862	$2,272,828
Deduct/add: accumulated other comprehensive (income) loss	(185,043)	(48,669)	(48,204)	(105,632)	19,775

Adjusted opening shareholders’ equity	$2,893,851	$2,692,758	$2,443,656	$2,311,230	$2,292,603

Closing shareholders’ equity	$3,213,295	$3,078,894	$2,741,427	$2,491,860	$2,416,862
Deduct/add: accumulated other comprehensive income	(149,849)	(185,043)	(48,669)	(48,204)	(105,632)

Adjusted closing shareholders’ equity	$3,063,446	$2,893,851	$2,692,758	$2,443,656	$2,311,230

Average shareholders’ equity	$2,978,649	$2,793,305	$2,568,207	$2,377,443	$2,301,917

Net income available to shareholders	$161,255	$200,554	$113,670	$131,408	$19,852
Annualized net income available to shareholders	645,020	802,216	454,680	525,632	79,408

Annualized return on average shareholders’ equity — net income available to shareholders	21.7%	28.7%	17.7%	22.1%	3.4%

Operating income available to shareholders	$131,920	$155,373	$112,829	$137,604	$141,129
Annualized operating income available to shareholders	527,680	621,492	451,316	550,416	564,516

Annualized return on average shareholders’ equity — operating income available to shareholders	17.7%	22.2%	17.6%	23.2%	24.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009	DECEMBER 31, 2008

Opening shareholders’ equity	$2,416,862	$2,239,842
Deduct: accumulated other comprehensive income	(105,632)	(136,214)

Adjusted opening shareholders’ equity	$2,311,230	$2,103,628

Closing shareholders’ equity	$3,213,295	$2,416,862
Deduct: accumulated other comprehensive income	(149,849)	(105,632)

Adjusted closing shareholders’ equity	$3,063,446	$2,311,230

Average shareholders’ equity	$2,687,338	$2,207,429

Net income available to shareholders	$606,887	$183,635

Annualized return on average shareholders’ equity — net income available to shareholders	22.6%	8.3%

Operating income available to shareholders	$537,726	$455,065

Annualized return on average shareholders’ equity — operating income available to shareholders	20.0%	20.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

	DECEMBER 31,	DECEMBER 31,
	2009	2008

Price per share at period end	$46.07	$40.60

Total shareholders’ equity	$3,213,295	$2,416,862

Basic common shares outstanding	49,734,487	49,036,159

Add: unvested restricted share units	915,432	971,907

Add: performance based equity awards	1,583,237	1,345,903

Add: dilutive options/warrants outstanding	6,805,157	6,371,151
Weighted average exercise price per share	$34.44	$33.38
Deduct: options bought back via treasury method	(5,087,405)	(5,237,965)

Common shares and common share equivalents outstanding	53,950,908	52,487,155

Basic book value per common share	$64.61	$49.29
Diluted book value per common share	$59.56	$46.05

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009	DECEMBER 31, 2008	DECEMBER 31, 2009	DECEMBER 31, 2008

Net investment income	$73,252	$82,583	$300,675	$308,775
Deduct: annual and non-recurring items	—	7,921	880	14,540	*

Net investment income, recurring	$73,252	$74,662	$299,795	$294,235

Annualized net investment income, recurring	$293,008	$298,648	$299,795	$294,235

Add: annual and non-recurring items	—	7,921	880	6,619	*

Normalized net investment income	$293,008	$306,569	$300,675	$300,854

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,815,658	$5,440,019	$5,872,031	$5,595,943
Other invested assets, available for sale, cost	—	81,262	89,229	291,458
Equity securities, cost	46	—	21,493	—
Other invested assets, at cost	168,704	180,716	100,198	—
Cash and cash equivalents	345,954	791,934	706,267	270,468
Net balances on purchases and sales of investments	(110,040)	(32,417)	12,371	(56,464)

Opening aggregate invested assets	$7,220,322	$6,461,514	$6,801,589	$6,101,405

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,792,563	$5,872,031	$6,792,563	$5,872,031
Other invested assets, available for sale, cost	—	89,229	—	89,229
Equity securities, cost	309	21,493	309	21,493
Other invested assets, cost	184,237	100,198	184,237	100,198
Cash and cash equivalents	379,751	706,267	379,751	706,267
Net balances on purchases and sales of investments	184	12,371	184	12,371

Closing aggregate invested assets	$7,357,044	$6,801,589	$7,357,044	$6,801,589

Average aggregate invested assets	$7,288,683	$6,631,552	$7,079,317	$6,451,497

Annualized investment book yield	4.0%	4.6%	4.2%	4.7%

*	Includes an annual dividend received at the beginning of the year and excludes the annual dividend received at the end of the year.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	NINE MONTHS ENDED	SIX MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2009	JUNE 30, 2009	MARCH 31, 2009

Net investment income	$227,423	$154,391	$77,854
Deduct: annual and non-recurring items	880	880	—

Net investment income, recurring	$226,543	$153,511	$77,854

Annualized net investment income, recurring	$302,057	$307,022	$311,416

Add: annual and non-recurring items	880	880	—

Normalized net investment income	$302,937	$307,902	$311,416

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$5,872,031	$5,872,031	$5,872,031
Other invested assets, available for sale, cost	89,229	89,229	89,229
Other invested assets, at cost	21,493	21,493	21,493
Cash and cash equivalents	756,026	756,026	756,026
Balances receivable on sale of investments	50,439	50,439	50,439
Balances due on purchase of investments	12,371	12,371	12,371

Opening aggregate invested assets	$6,801,589	$6,801,589	$6,801,589

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,815,658	$6,456,549	$5,712,331
Other invested assets, available for sale, cost	—	4	89,250
Equity securities, cost	46	46	20,985
Other invested assets, at cost	168,704	146,485	139,790
Cash and cash equivalents	345,954	534,742	704,419
Net balances on purchases and sales of investments	(110,040)	(92,606)	3,654

Closing aggregate invested assets	$7,220,322	$7,045,220	$6,670,429

Average aggregate invested assets	$7,010,956	$6,923,405	$6,736,009

Annualized investment book yield	4.3%	4.4%	4.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, impairment of intangible assets and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The Company excludes impairment of intangible assets as these are non-recurring charges. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations in a manner similar to how management analyzes the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See pages 22 and 23 for reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 24 and 25 for reconciliation of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See pages 22 and 23 for the reconciliation of net income to operating income and pages 24 and 25 for the reconciliations of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. See page 26 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 27 and 28 for reconciliation of annualized investment book yield.